Exhibit 99.2

Earnings Conference Call

2nd Quarter 2020

July 30, 2020

SUSTAINABLE GROWTH


2020

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "could," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) changes to or the elimination of Idaho Power's regulatory cost recovery mechanisms; (c) the impacts of the COVID-19 coronavirus outbreak on the global and regional economy and Idaho Power's business; (d) changes in customer growth rates, loss of significant customers, and related changes in loads; (e) abnormal or severe weather conditions, climate change, wildfires, droughts, earthquakes, and other natural phenomena; (f) advancement of technologies that reduce customer demand or create power reliability challenges; (g) acts or threats of terrorist incidents, or other malicious acts, social unrest, acts of war, cyber-attacks, the companies' failure to secure data or comply with privacy laws or regulations, security breaches; (h) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (i) variable hydrological conditions or over-appropriation of surface and groundwater; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) disruptions or outages of Idaho Power's generation or transmission systems or of any interconnected transmission system; (l) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies' assets and subject the companies to third-party claims for damages; (m) increased purchased power costs and challenges associated with integrating intermittent renewable energy sources into Idaho Power's resource portfolio; (n) the failure to comply with state and federal laws, regulations, and orders; (o) changes in tax laws and the availability of tax credits; (p) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (q) the inability to obtain or cost of obtaining and complying with government permits and approvals; (r) failure to comply with mandatory reliability and security requirements; (s) the cost and outcome of litigation, dispute resolution, and regulatory proceedings; (t) the impacts of changes in economic conditions, including on customer demand; (u) the ability to obtain debt and equity financing when necessary and on reasonable terms; (v) changes in the method for determining LIBOR and the potential replacement of LIBOR; (w) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (x) the magnitude of future benefit plan funding obligations; (y) the assumptions underlying the coal mine reclamation obligations at Bridger Coal Company and related funding requirements, and remediation costs associated with planned exits from coal plants; (z) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (aa) Idaho Power's concentration in one industry and one region, regional economic condition and regional legislation and regulation; (bb) employee and third-party vendor workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; and (cc) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and Form 10-Q and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Form 10-Q and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today



Lisa Grow
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President
& Chief Financial Officer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended June 30, 2020				Six Months Ended June 30, 2020			
	2020		2019		2020		2019	
Net Income	$	60,389	$	53,156	$	97,879	$	95,842
Average shares outstanding– diluted		50,567		50,507		50,547		50,512
Earnings per diluted share	$	1.19	$	1.05	$	1.94	$	1.90

Q2 2019 to Q2 2020

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended June 30, 2019		**$ 53.2**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanisms	$ 3.4	
Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms	6.6	
Idaho fixed cost adjustment revenues	(3.1)	
Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms	(1.5)	
Transmission wheeling-related revenues	(1.0)	
Other operations and maintenance expenses	3.9	
Other changes in operating revenues and expenses, net	(0.8)	
Increase in Idaho Power operating income	7.5	
Income tax expense	0.2	
Total increase in Idaho Power net income		7.7
Other IDACORP changes (net of tax)		(0.5)
Net Income – For the Quarter Ended June 30, 2020		**$ 60.4**

Operating Cash Flows

(millions)

	Six Months Ended June 30	
IDACORP	2020	2019
Net Cash Provided by Operating Activities	$ 128.6	$ 166.1

Liquidity

(millions)

	As of June 30, 2020	
	IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires December 2024	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[2]	–	(24.2)
Total	$ 100.0	$ 275.8

[1] Holding company only.
[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

- Total Liquidity Available July 29, 2020:
  - IDACORP: ~**$200 Million**
  - Idaho Power: ~**$494 Million**
- No Commercial Paper Outstanding
- No Equity Needs in Current Plans

2020 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	2020 Estimates	
	Current[(1)]	Previous[(2)]
IDACORP Earnings Per Diluted Share Guidance	No Change	$ 4.45 – $ 4.65
Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits	No Change	None
Idaho Power Operations & Maintenance Expense	No Change	$ 350 – $ 360
Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction	No Change	$ 300 – $ 310
Idaho Power Hydropower Generation (MWh)	6.5 – 7.5	6.0 – 8.0

(1) As of July 30, 2020.

(2) As of April 30, 2020, the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Idaho Power Retail Load: March 1 – July 20, 2020

Actual net retail load ~2% lower than forecast 3/25 – 7/20/2020



Pandemic-related service area impacts began roughly March 25, 2020
Forecast
Actual
Weather Adjusted
1 4 7 10 13 16 19 22 25 28 31 3 6 9 12 15 18 21 24 27 30 3 6 9 12 15 18 21 24 27 30 2 5 8 11 14 17 20 23 26 29 2 5 8 11 14
Mar
Apr
May
Jun
Jul

Growth & Economic Expansion


Idaho Power Customer Growth
580,000
570,000
560,000
550,000
540,000
530,000
2.6%
2016
2017
2018
2019
Twelve Months Ended June 30, 2020


IDAHO

Top 5 States in Percent Growth, 2018 to 2019*

1. Idaho 2.1%
2. Nevada 1.7%
3. Arizona 1.7%
4. Utah 1.7%
5. Texas 1.3%

*Source: U.S. Census Bureau

Weather Outlook

August Through October 2020

Precipitation



EC
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature



- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, July 16, 2020

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations & Treasury
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com